UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Report of Shareholders.

(a)

USA
LISTED
NYSE

Liberty All-Star® Equity Fund

Semi-Annual Report | June 30, 2025

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Tax Credits
6	Stock Changes in the Quarter and Distribution Policy
7	Top 20 Holdings and Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2025

Stocks were highly volatile as the second quarter opened but made a sharp change in direction early enough for key benchmarks to deliver solid returns for the period. This was the opposite of the first quarter when stocks rose in the early weeks only to fade as the quarter progressed. While the sequence was reversed, the catalyst in both quarters was the same: tariffs.

On April 2 President Trump announced his administration’s “Liberation Day” tariffs with the objectives of addressing imbalances between the U.S. and its global trading partners and bringing manufacturing jobs back to the U.S. Investors, however, viewed the tariffs as inflationary while risking global recession and sold stocks across the board. On April 3 and 4, the S&P 500® Index dropped 10.50 percent, the Dow Jones Industrial Average (DJIA) plunged over 3,910 points (9.25 percent) and the NASDAQ Composite Index dropped 11.44 percent.

On April 9 fear turned to euphoria when the president announced a 90-day pause in implementing the tariffs for most countries, China being a notable exception. Stocks ended the trading session with extraordinary one-day gains: the DJIA soared a record 2,962.86 points, while the S&P 500 and the NASDAQ Composite gained 9.52 percent and 12.16 percent, respectively. While various announcements regarding the proposed tariffs continued for the balance of the quarter—keeping investors uncertain as to eventual outcomes—the bullish momentum carried leading indexes to strong quarterly gains: 10.94 percent for the S&P 500, 5.46 percent for the DJIA and 17.96 percent for the NASDAQ Composite. Both the S&P and the NASDAQ ended the quarter at record highs.

Returns would have been higher for the first half but for the fact that all three indexes closed the first quarter in negative territory. While the first quarter got off to a good start, by latter February investor concerns over impending tariffs as well as doubts about the durability of the strong U.S. economy served as a drag on stocks, leading the S&P 500 into market correction territory on March 13 (defined as a 10 percent retreat from a previous high). With stocks generally drifting lower throughout the remainder of the quarter, for the full first half the S&P 500 returned 6.20 percent; the DJIA, 4.55 percent; and the NASDAQ Composite, 5.85 percent.

While tariffs captured the headlines in the second quarter (and first half), the preponderance of data underlying the economic news was supportive for stocks. Inflation was largely muted, as the Consumer Price Index, excluding the volatile food and energy categories, increased 0.1 percent for the month in May and 2.8 percent from the previous year. With prices remaining stable—and tariffs breeding economic uncertainty—in mid-June, the Federal Reserve left interest rates unchanged at a fed funds target range of 4.25 to 4.50 percent. Labor markets remained positive, evidenced by stronger-than-expected increases of 158,000 nonfarm jobs in April and 139,000 in May. First quarter corporate earnings reports generally met investors’ expectations, led by information technology and communication services (second quarter earnings were just beginning to come in at the time of this writing). Consumer confidence varied during the second quarter but ended the quarter close to where it began as concerns over the economic outlook and personal finances eased. Even geopolitical concerns in the Middle East that ordinarily would have derailed stocks and global oil markets had only short-lived impacts.

Semi-Annual Report (Unaudited) | June 30, 2025	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Growth style stocks outperformed their value counterparts by a wide margin in the second quarter but for the full first half the two styles delivered virtually the same result. In the second quarter the large-cap Russell 1000® Growth Index returned 17.84 percent versus 3.79 percent for the corresponding Value index. For the first half, however, returns for the Russell 1000 Growth and Value indexes were 6.09 percent and 6.00 percent, respectively.

Liberty All-Star® Equity Fund

In a quarter dominated by momentum and high beta stocks, Liberty All-Star® Equity Fund results were mixed, helped by good stock selection but hindered by continued narrowness in the market overall. For the quarter, the Fund returned 8.24 percent when shares are valued at net asset value (NAV) with dividends reinvested and 6.29 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of Fund return trailed the 10.36 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. Compared with results cited in the market commentary, Fund returns lagged those of the S&P 500 and the NASDAQ Composite but topped the DJIA. Fund returns were also higher than the 5.46 percent return of the S&P 500 Equal Weight Index.

A sign of the market’s narrowness is the fact that the median stock in the S&P 500 returned just 2.74 percent for the second quarter versus the index’s overall return of 10.94 percent. (The median is the middle value in a set of numbers arranged in order, in this instance meaning that half the stocks in the index returned 2.74 percent or less.) Further to that point, while eight of 11 S&P sectors outperformed the overall index in the first quarter, just four did so in the second quarter (while three sectors posted negative returns in Q2).

Turning to the first half, the Fund returned 5.93 percent when shares are valued at net asset value (NAV) with dividends reinvested and 2.62 percent when shares are valued at market price with dividends reinvested. Once again, results were mixed but owing to a comparatively better first quarter the Fund’s NAV return was ahead of the Lipper benchmark, the DJIA and the NASDAQ Composite as well as the S&P 500 Equal Weight, leaving it behind only the capitalization-weighted S&P 500. Although key indexes posted negative returns, the U.S. equity market broadened in the first quarter; this move benefited the Fund in light of its greater diversification and carried the Fund to better relative performance for the full first half.

The premium/(discount) spread at which Fund shares traded relative to their underlying NAV remained the same in the second quarter as it was in the first, at 3.7 percent. Specifically for the second quarter, it ranged from a 0.3 percent premium to a -3.4 percent discount. It closed the quarter at a -3.1 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.15 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $31.32 per share for a total of more than $3.9 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

As is our custom with semi-annual reports, we once again include an interview with one of the Fund’s five investment managers. In this report we speak with Jonathan Bloom, CFA, Chief Investment Officer and Portfolio Manager of Fiduciary Management, Inc., who offers not only insights into the firm’s value investing strategy and process but also thoughts on prospects for value style investing relative to growth style investing.

While tariffs were the primary driver of equity returns in the first half of 2025, the two quarters’ results were dramatically different, e.g., there was a spread of more than 15 percentage points between the S&P 500’s first and second quarter returns. And the two quarters were very different in terms of market breadth: the first quarter saw the market broaden led by value stocks as the dominance of the “Magnificent Seven1” waned while the second quarter was narrower and more concentrated, led by technology stocks. We believe the former is more sustainable and aligned with the Fund’s disciplined multi-management investment process. We pledge to continue managing in accord with this belief and thank you for your ongoing support of the Liberty All-Star Equity Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and Manager as of July 2025 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Semi-Annual Report (Unaudited) | June 30, 2025	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2025)
Net Asset Value (NAV)	$7.03
Market Price	$6.81
Discount	-3.1%

	Quarter	Year-to-Date
Distributions*	$0.15	$0.32
Market Price Trading Range	$5.64 to $6.85	$5.64 to $7.34
Premium/(Discount) Range	0.3% to -3.4%	1.2% to -3.4%

Performance (Periods ended June 30, 2025)
Shares Valued at NAV with Dividends Reinvested	8.24%	5.93%
Shares Valued at Market Price with Dividends Reinvested	6.29%	2.62%
Dow Jones Industrial Average	5.46%	4.55%
Lipper Large-Cap Core Mutual Fund Average	10.36%	5.70%
NASDAQ Composite Index	17.96%	5.85%
S&P 500® Index	10.94%	6.20%
S&P 500® Equal Weight Index	5.46%	4.82%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open -end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
2025
1st Quarter	0.17
2nd Quarter	0.15
Total	$31.32

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

Semi-Annual Report (Unaudited) | June 30, 2025	5

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2025.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/25
Purchases
Becton Dickinson & Co.	64,628	64,628
Capital One Financial Corp.	50,826	215,367
Chipotle Mexican Grill, Inc.	231,246	231,246
Cooper Cos., Inc.	140,175	140,175
Synopsys, Inc.	18,998	49,464
Uber Technologies, Inc.	108,303	108,303

Sales
ANSYS, Inc.	(29,581)	1,419
Autodesk, Inc.	(27,651)	0
Berkshire Hathaway, Inc.	(12,829)	31,780
Microchip Technology, Inc.	(181,434)	123,800
Smith & Nephew PLC	(254,738)	0
Starbucks Corp.	(75,140)	0
Thermo Fisher Scientific, Inc.	(25,611)	0
UnitedHealth Group, Inc.	(20,315)	64,085
Xylem, Inc.	(72,500)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	4.61%
NVIDIA Corp.	4.27
Amazon.com, Inc.	2.78
Alphabet, Inc.	2.78
Capital One Financial Corp.	2.21
Meta Platforms, Inc.	2.20
ServiceNow, Inc.	1.82
Visa, Inc.	1.76
Fresenius Medical Care AG	1.57
Charles Schwab Corp.	1.37
S&P Global, Inc.	1.32
Sony Group Corp.	1.31
CVS Health Corp.	1.29
Ferguson Enterprises, Inc.	1.24
Synopsys, Inc.	1.22
Booking Holdings, Inc.	1.20
Wells Fargo & Co.	1.04
Aramark	1.03
Intuit, Inc.	1.01
Baxter International, Inc.	0.99
37.02%

Economic Sectors*	Percent of Net Assets
Information Technology	24.40%
Financials	19.42
Health Care	14.25
Consumer Discretionary	11.58
Industrials	9.30
Communication Services	6.79
Consumer Staples	4.80
Materials	4.14
Energy	1.85
Utilities	1.31
Real Estate	0.27
Other Net Assets	1.89
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2025	7

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2025 (Unaudited)
	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	32	28	45	27	27	136*	504
Percent of Holdings in Top 10	47%	51%	34%	53%	65%	25%	37%
Weighted Average Market Capitalization (billions)	$74	$190	$303	$1,032	$1,557	$645	$1,147
Average Five-Year Earnings Per Share Growth	3%	13%	12%	21%	31%	16%	22%
Dividend Yield	2.8%	1.4%	1.9%	0.6%	0.3%	1.4%	1.3%
Price/Earnings Ratio**	16x	23x	20x	36x	44x	25x	28x
Price/Book Value Ratio	1.5x	3.7x	2.7x	7.1x	8.4x	3.2x	4.9x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Jonathan Bloom, CFA Chief Investment Officer and Portfolio Manager Fiduciary Management, Inc.

FIDUCIARY MANAGEMENT INVESTS IN HIGH-QUALITY BUSINESSES SELLING AT A DISCOUNT—GAINING BOTH UPSIDE POTENTIAL AND DOWNSIDE PROTECTION

Fiduciary Management, Inc., is one of the Fund’s three value style investment managers. Fiduciary thoroughly examines the economics of prospective investments, seeking to invest in durable business franchises that are selling at a discount to their underlying value. We recently spoke with Fiduciary Chief Investment Officer and Portfolio Manager Jonathan Bloom, CFA. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

It has been a few years since we did a one-on-one interview, so this would be a good opportunity to revisit Fiduciary’s basic investment philosophy, style and process. Take us through Fiduciary’s investment approach, please.

Fiduciary Management was founded in 1980. We have one investment team, one philosophy and one process, deployed across three products. We manage our U.S. Large Cap portfolio on behalf of the Liberty All-Star Equity Fund. We take a “business owner’s” approach to value investing in that we evaluate each investment as if we were to purchase the company outright. We invest in 25–30 high-quality businesses with strong balance sheets that trade at a discount to the market and their intrinsic value. Even high-quality businesses can fall out of favor, however. As contrarians, we are interested in companies when there is a cloud or controversy hovering over the business. Our holding period is 3–5 years, which allows time for the uncertainty to lift, fundamentals to turn and/or valuation to recover. We do not buy companies where the business is broken or there is little-to-no underlying growth, such as a deep value stock. Downside protection is paramount.	‘We take a ‘business owner’s’ approach to value investing in that we evaluate each investment as if we were to purchase the company outright.’

Large-cap value stocks outperformed large-cap growth stocks in the first quarter of 2025—a reversal of how these two styles have performed in recent years. In the second quarter, however, growth has reasserted its leadership over value. What do you believe has to happen for value to more consistently outperform growth?

An entire generation of investors has seemingly known only one reality: growth stocks outperform, technology wins and speculative assets like cryptocurrencies are limitless. For most of the past decade, momentum has dominated. Individual security selection has been an afterthought. Fortunately for value investors, nothing goes straight up forever. Sooner or later over-exuberance has consequences. Unfortunately, we may need to see a painful and/or sustained market correction for the herd mentality to finally break. When momentum reverses, greed is replaced by fear, and passive flows start to move aggressively in the opposite direction. At that point there could be a sea change in how investors think about active management and downside risk. We are currently in the 10th decile in terms of U.S. equity valuations, making it one of the most expensive stock markets in history. This will eventually give way to lower valuations. Higher interest rates, as well as discount rates, could be a part of this equation, as growth stocks have been a huge beneficiary of the ultra-low interest rates that we have seen for most of the last decade. Eventually valuation and balance sheet strength will start to matter again. In our view, it is just a matter of time.	‘Growth stocks have been a huge beneficiary of the ultra-low interest rates that we have seen for most of the last decade. Eventually valuation and balance sheet strength will start to matter again.’

Semi-Annual Report (Unaudited) | June 30, 2025	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

What are two sectors or industries that you feel may be overlooked and undervalued in this changeable investment environment and, within each, what is a stock that is owned in Fiduciary’s portion of the Liberty All-Star Equity Fund portfolio and the reason for your positive outlook?

Many stocks tied to the housing market have underperformed due to higher interest rates and negative sentiment around consumer spending and tariffs. A current holding in this area is Masco Corporation (MAS), which is a high-quality manufacturer of home improvement products. Masco’s top brands include Behr paint and Delta/Hansgrohe plumbing fixtures. Their painting and plumbing business is mostly composed of low-ticket, high-impact home improvement products in growing categories. These products typically have a resilient demand profile even during periods of economic weakness. Masco has pricing power; best in class return on invested capital, at more than 20 percent; a solid balance sheet; strong management; and the shares trade at about 17 times earnings, which is an attractive relative value in an expensive market.

Manufacturers of healthcare products/devices have also been hit by slower growth and tariff concerns. One example is Becton Dickinson (BDX), which is a leading medical supply and device company providing low-cost medical essentials such as syringes, needles, catheters and sharps disposal units. Becton is the leader in most of its product lines and often competes in oligopoly structures. It is a durable business, driven by increasing healthcare utilization from aging populations and the rise of chronic disease. Manufacturing scale is a key competitive advantage. The management team has been executing on a strategy to grow and simplify the business. This effort has been successful but obscured by noise in the financials caused by the pandemic, portfolio actions and other temporary factors. This has provided us with the opportunity to buy a quality business at an attractive valuation of 12 times earnings. We believe improved execution and further actions to simplify the business, including the separation of their biosciences and diagnostic solutions businesses, will unlock value.

Many thanks for the insights into Fiduciary’s investment strategy as well as the prospects for value style investing, where attractive investment opportunities can be overlooked.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.11%)
COMMUNICATION SERVICES (6.79%)
Diversified Telecommunication Services (0.42%)
Verizon Communications, Inc.	199,100	$8,615,057

Entertainment (0.53%)
Netflix, Inc.(a)	8,193	10,971,492

Interactive Media & Services (4.98%)
Alphabet, Inc., Class A	74,572	13,141,823
Alphabet, Inc., Class C	251,053	44,534,292
Meta Platforms, Inc., Class A	61,801	45,614,700
		103,290,815
Media (0.86%)
Charter Communications, Inc., Class A(a)(b)	30,763	12,576,222
Trade Desk, Inc., Class A(a)	73,555	5,295,225
		17,871,447
CONSUMER DISCRETIONARY (11.58%)
Automobile Components (1.25%)
Lear Corp.	134,405	12,765,787
Magna International, Inc., Class A(b)	338,513	13,069,987
		25,835,774
Broadline Retail (2.78%)
Amazon.com, Inc.(a)	262,895	57,676,534

Hotels, Restaurants & Leisure (3.64%)
Aramark	509,736	21,342,647
Booking Holdings, Inc.	4,293	24,853,207
Chipotle Mexican Grill, Inc.(a)	231,246	12,984,463
Yum! Brands, Inc.	109,600	16,240,528
		75,420,845
Household Durables (1.96%)
Lennar Corp., Class A	83,500	9,235,935
Newell Brands, Inc.	783,352	4,230,101
Sony Group Corp.(b)(c)	1,044,555	27,189,766
		40,655,802
Specialty Retail (1.76%)
CarMax, Inc.(a)	204,267	13,728,785
Lowe's Cos., Inc.	34,000	7,543,580
O'Reilly Automotive, Inc.(a)	169,065	15,237,828
		36,510,193

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.19%)
PVH Corp.(b)	56,548	$3,879,193

CONSUMER STAPLES (4.80%)
Beverages (0.64%)
Coca-Cola Co.	124,600	8,815,450
Constellation Brands, Inc., Class A	26,700	4,343,556
		13,159,006
Consumer Staples Distribution & Retail (1.73%)
Costco Wholesale Corp.	13,678	13,540,399
Dollar Tree, Inc.(a)	95,685	9,476,643
SYSCO Corp.	169,234	12,817,783
		35,834,825
Food Products (0.46%)
Tyson Foods, Inc., Class A	172,180	9,631,749

Household Products (0.37%)
Procter & Gamble Co.	48,400	7,711,088

Multiline Retail (0.90%)
Dollar General Corp.	163,638	18,716,914

Personal Care Products (0.70%)
Unilever PLC(b)(c)	235,744	14,420,461

ENERGY (1.85%)
Energy Equipment & Services (0.61%)
NOV, Inc.	441,864	5,492,370
Schlumberger NV	213,488	7,215,894
		12,708,264
Oil, Gas & Consumable Fuels (1.24%)
Coterra Energy, Inc.	302,400	7,674,912
Shell PLC(b)(c)	145,792	10,265,215
TotalEnergies SE(b)(c)	126,800	7,784,252
		25,724,379
FINANCIALS (19.42%)
Banks (4.43%)
Bank of America Corp.	282,564	13,370,929
Citigroup, Inc.	233,968	19,915,356
Commerce Bancshares, Inc.	74,025	4,602,134
Cullen/Frost Bankers, Inc.	50,900	6,542,686

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.(b)(c)	616,600	$8,459,752
PNC Financial Services Group, Inc.	43,800	8,165,196
U.S. Bancorp	200,300	9,063,575
Wells Fargo & Co.	269,414	21,585,450
		91,705,078
Capital Markets (4.38%)
Ameriprise Financial, Inc.	23,334	12,454,056
BlackRock, Inc.	6,007	6,302,845
Blackstone Group LP	54,700	8,182,026
Charles Schwab Corp.	310,451	28,325,549
S&P Global, Inc.	51,859	27,344,732
UBS Group AG	242,844	8,212,984
		90,822,192
Consumer Finance (2.73%)
American Express Co.	33,718	10,755,367
Capital One Financial Corp.	215,367	45,821,483
		56,576,850
Financial Services (5.25%)
Berkshire Hathaway, Inc., Class B(a)	31,780	15,437,770
Corebridge Financial, Inc.	391,221	13,888,345
Equitable Holdings, Inc.	116,546	6,538,231
Global Payments, Inc.	181,644	14,538,786
Mastercard, Inc., Class A	25,089	14,098,513
Visa, Inc., Class A	102,887	36,530,029
Voya Financial, Inc.	110,585	7,851,535
		108,883,209
Insurance (2.63%)
American International Group, Inc.	112,700	9,645,993
Aon PLC, Class A	43,765	15,613,601
MetLife, Inc.	172,133	13,842,936
Progressive Corp.	57,847	15,437,051
		54,539,581
HEALTH CARE (14.25%)
Biotechnology (0.43%)
Amgen, Inc.	32,000	8,934,720

Health Care Equipment & Supplies (5.22%)
Alcon AG(b)	93,800	8,280,664
Baxter International, Inc.	674,825	20,433,701
Becton Dickinson & Co.	64,628	11,132,173
Boston Scientific Corp.(a)	99,878	10,727,896

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.(a)	140,175	$9,974,853
Dexcom, Inc.(a)	74,009	6,460,246
Intuitive Surgical, Inc.(a)	20,596	11,192,072
Koninklijke Philips NV(b)	533,026	12,781,963
Medtronic PLC	197,786	17,241,006
		108,224,574
Health Care Providers & Services (5.47%)
CVS Health Corp.	387,600	26,736,648
Fresenius Medical Care AG(c)	1,139,792	32,563,857
Humana, Inc.	77,649	18,983,628
Quest Diagnostics, Inc.	84,159	15,117,481
UnitedHealth Group, Inc.	64,085	19,992,598
		113,394,212
Life Sciences Tools & Services (0.96%)
Danaher Corp.	100,971	19,945,811

Pharmaceuticals (2.17%)
Bristol-Myers Squibb Co.	246,566	11,413,540
Merck & Co., Inc.	76,500	6,055,740
Novo Nordisk A/S(c)	182,757	12,613,888
Pfizer, Inc.	367,153	8,899,789
Zoetis, Inc.	37,853	5,903,175
		44,886,132
INDUSTRIALS (9.30%)
Aerospace & Defense (0.86%)
General Dynamics Corp.	28,000	8,166,480
General Electric Co.	37,529	9,659,589
		17,826,069
Building Products (2.30%)
Allegion PLC	57,313	8,259,950
Carlisle Cos., Inc.	19,673	7,345,898
Carrier Global Corp.	249,160	18,236,020
Masco Corp.	214,129	13,781,343
		47,623,211
Commercial Services & Supplies (1.32%)
Waste Connections, Inc.	41,392	7,728,714
Waste Management, Inc.	86,159	19,714,903
		27,443,617
Ground Transportation (1.95%)
Canadian Pacific Kansas City, Ltd.(b)	204,468	16,208,178

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Ground Transportation (continued)
CSX Corp.	428,535	$13,983,097
Uber Technologies, Inc.(a)	108,303	10,104,670
		40,295,945
Machinery (1.22%)
Oshkosh Corp.	51,100	5,801,894
Parker-Hannifin Corp.	27,800	19,417,466
		25,219,360
Passenger Airlines (0.41%)
Delta Air Lines, Inc.	174,364	8,575,221

Trading Companies & Distributors (1.24%)
Ferguson Enterprises, Inc.	118,405	25,782,689

INFORMATION TECHNOLOGY (24.40%)
Electronic Equipment & Instruments (0.42%)
TE Connectivity Ltd.	51,086	8,616,676

Electronic Equipment, Instruments & Components (0.85%)
CDW Corp.	49,050	8,759,839
Teledyne Technologies, Inc.(a)	17,200	8,811,732
		17,571,571
IT Services (2.67%)
Amdocs, Ltd.	132,812	12,117,767
Cognizant Technology Solutions Corp., Class A	180,764	14,105,015
Gartner, Inc.(a)	46,143	18,651,923
Shopify, Inc., Class A(a)	89,957	10,376,540
		55,251,245
Semiconductors & Semiconductor Equipment (7.65%)
ARM Holdings PLC(a)(b)(c)	61,514	9,949,274
ASML Holding N.V.	11,388	9,126,229
Broadcom Inc.	69,604	19,186,343
Microchip Technology, Inc.	123,800	8,711,806
NVIDIA Corp.	560,284	88,519,269
QUALCOMM, Inc.	63,800	10,160,788
Skyworks Solutions, Inc.	173,254	12,910,888
		158,564,597
Software (12.33%)
Adobe, Inc.(a)	32,863	12,714,038
ANSYS, Inc.(a)	1,419	498,381
Cadence Design Systems, Inc.(a)	29,104	8,968,398

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Software (continued)
Crowdstrike Holdings, Inc., Class A(a)	26,140	$13,313,363
Intuit, Inc.	26,445	20,828,875
Microsoft Corp.	192,017	95,511,176
Palo Alto Networks, Inc.(a)	51,649	10,569,451
Salesforce, Inc.	45,824	12,495,747
ServiceNow, Inc.(a)	36,766	37,798,389
Synopsys, Inc.(a)	49,464	25,359,204
Tyler Technologies, Inc.(a)	16,568	9,822,173
Workday, Inc., Class A(a)	32,122	7,709,280
		255,588,475
Technology Hardware, Storage & Equipment (0.48%)
Apple, Inc.	48,764	10,004,910

MATERIALS (4.14%)
Chemicals (2.86%)
Air Products & Chemicals, Inc.	29,336	8,274,512
Corteva, Inc.	199,600	14,876,188
Dow, Inc.(b)	355,607	9,416,473
Ecolab, Inc.	67,585	18,210,103
RPM International, Inc.	76,400	8,391,776
		59,169,052
Construction Materials (0.54%)
Martin Marietta Materials, Inc.	20,400	11,198,784

Containers & Packaging (0.74%)
Avery Dennison Corp.	87,846	15,414,338

REAL ESTATE (0.27%)
Residential REITs (0.27%)
Equity LifeStyle Properties, Inc.	92,200	5,685,974

UTILITIES (1.31%)
Electric Utilities (0.39%)
Xcel Energy, Inc.	118,000	8,035,800

Gas Utilities (0.52%)
Atmos Energy Corp.	69,400	10,695,234

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Water Utilities (0.40%)
American Water Works Co., Inc.	59,900	$8,332,689

TOTAL COMMON STOCKS
(COST OF $1,562,337,637)		2,033,441,654

SHORT TERM INVESTMENTS (4.03%)
MONEY MARKET FUND (1.88%)
State Street Institutional US Government Money
Market Fund, Premier Class, 4.26%(d)
(COST OF $38,885,120)	38,885,120	38,885,120

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.15%)
State Street Navigator Securities Lending Government
Money Market Portfolio, 4.35%
(COST OF $44,626,331)	44,626,331	44,626,331

TOTAL SHORT TERM INVESTMENTS
(COST OF $83,511,451)		83,511,451

TOTAL INVESTMENTS (102.15%)
(COST OF $1,645,849,088)		2,116,953,105

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.15%)		(44,476,563)

NET ASSETS (100.00%)		$2,072,476,542

NET ASSET VALUE PER SHARE
(294,774,236 SHARES OUTSTANDING)		$7.03

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $91,467,357.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2025.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	17

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

ASSETS:
Investments at value (Cost $1,645,849,088)(a)	$2,116,953,105
Dividends and interest receivable	1,422,773
Receivable for investment securities sold	518,534
Tax reclaim receivable	277,624
Prepaid and other assets	205,843
TOTAL ASSETS	2,119,377,879

LIABILITIES:
Payable for collateral upon return of securities loaned	44,626,331
Investment advisory fee payable	1,105,991
Payable for investments purchased	647,696
Payable for administration, pricing and bookkeeping fees	267,628
Accrued expenses	253,691
TOTAL LIABILITIES	46,901,337
NET ASSETS	$2,072,476,542

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,662,903,091
Total distributable earnings	409,573,451
NET ASSETS	$2,072,476,542

Shares of common stock outstanding
(unlimited number of shares of beneficial interest without par value authorized)	294,774,236
NET ASSET VALUE PER SHARE	$7.03

(a)	Includes securities on loan of $91,467,357.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $481,971)	$17,409,607
Securities lending income	70,511
TOTAL INVESTMENT INCOME	17,480,118

EXPENSES:
Investment advisory fee	6,534,371
Administration, pricing and bookkeeping fees	1,583,577
Audit fee	11,421
Custodian fee	46,045
Insurance expense	40,956
Legal fees	86,289
NYSE fee	163,230
Proxy fees	62,690
Shareholder communication expenses	47,231
Transfer agent fees	72,605
Trustees' fees and expenses	353,996
Miscellaneous expenses	12,211
TOTAL EXPENSES	9,014,622
NET INVESTMENT INCOME	8,465,496

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	62,718,803
Net realized gain on foreign currency transactions	712
Net change in unrealized appreciation on investments	46,933,414
Net change in unrealized appreciation on foreign currency transactions	3,294
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	109,656,223
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,121,719

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	19

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
FROM OPERATIONS:
Net investment income	$8,465,496	$10,901,075
Net realized gain on investment transactions	62,719,515	189,989,262
Net change in unrealized appreciation on investments	46,936,708	54,442,629
Net Increase in Net Assets From Operations	118,121,719	255,332,966

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(92,913,467)	(199,644,055)
Total Distributions	(92,913,467)	(199,644,055)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	40,252,914	84,411,874
Net increase resulting from Capital Share Transactions	40,252,914	84,411,874
Total Increase in Net Assets	65,461,166	140,100,785

NET ASSETS:
Beginning of period	2,007,015,376	1,866,914,591
End of period	$2,072,476,542	$2,007,015,376

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six
Months Ended
June 30, 2025		For the Year Ended December 31,
(Unaudited)		2024	2023	2022	2021	2020
$6.95		$6.75	$5.90	$8.20	$7.37	$6.90

0.03		0.04	0.04	0.03	0.02	0.03
0.37		0.87	1.42	(1.64)	1.67	1.07
0.40		0.91	1.46	(1.61)	1.69	1.10

(0.32)		(0.12)	(0.07)	(0.03)	(0.02)	(0.03)
–		(0.59)	(0.54)	(0.37)	(0.74)	(0.60)
–		–	–	(0.29)	(0.05)	–
(0.32)		(0.71)	(0.61)	(0.69)	(0.81)	(0.63)
–		–	–	–	(0.05)	–
$7.03		$6.95	$6.75	$5.90	$8.20	$7.37
$6.81		$6.95	$6.38	$5.70	$8.38	$6.90

5.9	%(d)	14.1%	26.1%	(20.1%)	24.0%	18.0%
2.6	%(d)	20.7%	23.4%	(24.5%)	35.3%	12.6%

$2,072		$2,007	$1,867	$1,566	$2,084	$1,599
0.91	%(e)	0.90%	0.93%	0.93%	0.93%	1.02%
0.87	%(e)	0.55%	0.60%	0.52%	0.23%	0.44%
10	%(d)	25%	23%	23%	22%	45%

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | Semi-Annual Report (Unaudited)	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor" or "AAI") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a- 7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated AAI as the Fund's Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2025	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$91,467,357	$44,626,331	$49,656,568	$94,282,899

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2025:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$44,626,331	$–	$–	$–	$44,626,331
Total Borrowings					$44,626,331
Gross amount of recognized liabilities for securities lending (collateral received)					$44,626,331

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,033,441,654	$–	$–	$2,033,441,654
Short Term Investments	83,511,451	–	–	83,511,451
Total	$2,116,953,105	$–	$–	$2,116,953,105

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2025.

Semi-Annual Report (Unaudited) | June 30, 2025	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2025.

The tax character of distributions paid during the year ended December 31, 2024 were as follows:

Distributions Paid From:	December 31, 2024
Ordinary Income	$34,268,902
Long-term capital gains	169,011,893
Total	$203,280,795

Semi-Annual Report (Unaudited) | June 30, 2025	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

The Fund declared a distribution of $51,436,733 with an ex-date in 2024 that was paid in 2025. $37,426,908 of this is not included above, and the tax character of such distributions will be determined at the end of 2025.

As of June 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,647,952,770	$591,293,515	$(122,293,180)	$469,000,335

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2025.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2025 are reported on the Statement of Operations.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2025 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $191,594,642 and $229,730,251, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2025 and the year ended December 31, 2024, distributions in the amounts of $40,252,914 and $84,411,874, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,874,549 and of 12,311,548 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2025	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2025	33

ALL STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 12, 2024, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS
ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577
www.all-starfunds.com
USA
LISTED
NYSE
Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to the semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2025, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 5, 2025

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	September 5, 2025